                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 28, 2002

                                  I-many, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-30883                                 01-0524931
---------------------------------           ----------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)

         537 Congress Street
         5th Floor
         Portland, Maine                                   04101-3353
----------------------------------------           ----------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (207) 774-3244
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger dated as of March 26, 2002 (the "Merger Agreement"), by and among I-many, Inc. ("I-many"), IMA Delaware Corp., a wholly-owned subsidiary of I-many ("Merger Sub"), and Menerva Technologies, Inc. ("Menerva"), on March 28, 2002, the Merger Sub was merged with and into Menerva, whereupon Menerva became a wholly-owned subsidiary of I-many. An aggregate of $2,500,000 in cash (from I-many's cash on hand) and 988,467 shares of the common stock, $.0001 par value per share, of I-many were issued to the stockholders of Menerva in the merger. In addition, stockholders of Menerva will have the opportunity to receive an aggregate of up to an additional $3,000,000 (payable in the form of cash and shares of I-many common stock) approximately 12 months from the closing of the merger upon the achievement of certain performance criteria set forth in the Merger Agreement relating to the licensing or sale of Menerva's products. Menerva is an enterprise software company with buy-side contract solutions based in Redwood City, California. I-many intends to use Menerva's plant, equipment and other physical property substantially in the manner they were used by Menerva immediately prior to the merger.

         In addition, pursuant to the Merger Agreement, Menerva's stock option plan has been assumed by I-many. At the effective time of the merger, each outstanding option to purchase Menerva common stock under Menerva's stock option plan became an option to purchase a number of shares of I-many common stock based on the same conversion formula used in the merger.

         The merger is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. I-many will treat the merger as a purchase for accounting purposes.

         The terms of the Merger Agreement and the merger, including the consideration to be paid to the Menerva stockholders, were determined on the basis of arm's-length negotiations between I-many and Menerva. The board of directors of I-many and the board of directors and the stockholders of Menerva approved the Merger Agreement and the merger. Prior to the closing of the merger I-many was a reseller of Menerva's products, and otherwise none of I-many, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with Menerva.

         The foregoing discussion of the Merger Agreement does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         2.1 Agreement and Plan of Merger dated as of March 26, 2002, by and among I-many, Inc., IMA Delaware Corp., and Menerva Technologies, Inc..

         99.1 Press Release dated March 27, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 I-MANY, INC.

                                                 By: /s/ Kevin Collins
                                                     --------------------------
                                                     Kevin Collins
                                                     Chief Financial Officer

April 8, 2002


                                      -3-

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                                INDEX TO EXHIBITS

         2.1 Agreement and Plan of Merger dated as of March 26, 2002, by and among I-many, Inc., IMA Delaware Corp., and Menerva Technologies, Inc.

         99.1 Press Release dated March 27, 2002.





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